GOLDMAN SACHS TRUST

Goldman Sachs Money Markets Funds

Capital, Premier, Select and Cash Management Shares

of the

Goldman Sachs Investor Tax-Exempt Money Market Fund

(the “Fund”)

Supplement dated December 15, 2023 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated March 30, 2023, each as supplemented to date.

At a meeting held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved, on behalf of the Fund, the termination of each of the Capital, Premier, Select and Cash Management Shares of the Fund (the “Termination”). The Termination is expected to occur on or about January 12, 2024 or on such other date as the officers of the Trust determine (the “Termination Date”).

Accordingly, effective immediately, in anticipation of the Termination, Capital, Premier, Select and Cash Management Shares of the Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Goldman Sachs Funds. In addition, effective immediately, Capital, Premier, Select and Cash Management Shares of the Fund will be closed to all new accounts.

In connection with the Termination, all outstanding shares of the terminating share classes on the Termination Date will be automatically redeemed by the Fund. At any time prior to the Termination Date, shareholders of the terminating share classes may redeem or exchange their shares, as provided in the Prospectuses.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMFLIQSTK 12-23